Exhibit 99


                            JOINT FILER INFORMATION

Joint Filer Name:            Polaris Venture Partners III, L.P.
Relationship to Issuer:      10% Owner
Address:                     1000 Winter Street, Suite 3350
                             Waltham, MA 02451
Designater Filer:            Polaris Venture Management Co. III, L.L.C.
Date of Event Requiring
  Statement:                 06/27/05
Issuer Name and Ticker or
  Trading Symbol:            Momenta Pharmaceuticals Inc. (MNTA)

Signature:                   Polaris Venture Partners III, L.P.
                             By: Polaris Venture Management Co. III L.L.C.
                                 Its General Partner


                             By:    /s/ Kevin Littlejohn
                                ___________________________________________
                                    Kevin Littlejohn, Authorized Signatory






Joint Filer Name:            Polaris Venture Partners Entrepreneurs'
                               Fund III, L.P.
Relationship to Issuer:      10% Owner
Address:                     1000 Winter Street, Suite 3350
                             Waltham, MA 02451
Designater Filer:            Polaris Venture Management Co. III, L.L.C.
Date of Event Requiring
  Statement:                 06/27/05
Issuer Name and Ticker or
  Trading Symbol:            Momenta Pharmaceuticals Inc. (MNTA)

Signature:                   Polaris Venture Partners Entrepreneurs'
                               Fund III, L.P.
                             By: Polaris Venture Management Co. III L.L.C.
                                 Its General Partner


                             By:    /s/ Kevin Littlejohn
                                ___________________________________________
                                    Kevin Littlejohn, Authorized Signatory






Joint Filer Name:            Polaris Venture Partners Founders' Fund III, L.P.
Relationship to Issuer:      10% Owner
Address:                     1000 Winter Street, Suite 3350
                             Waltham, MA 02451
Designater Filer:            Polaris Venture Management Co. III, L.L.C.
Date of Event Requiring
  Statement:                 06/27/05
Issuer Name and Ticker or
  Trading Symbol:            Momenta Pharmaceuticals Inc. (MNTA)

Signature:                   Polaris Venture Partners Founders' Fund III, L.P.
                             By: Polaris Venture Management Co. III L.L.C.
                                 Its General Partner


                             By:    /s/ Kevin Littlejohn
                                ___________________________________________
                                    Kevin Littlejohn, Authorized Signatory






Joint Filer Name:            Stephen D. Arnold
Relationship to Issuer:      10% Owner, as managing member of
                             PVM III, the general partner of
                             PVP III, PVPEF III and PVPFF III (the reporting person disclaims beneficial ownership of the reported securities except to the extent of his pecuniary interest therein)

Address:                     1000 Winter Street, Suite 3350
                             Waltham, MA 02451
Designater Filer:            Polaris Venture Management Co. III, L.L.C.
Date of Event Requiring
  Statement:                 06/27/05
Issuer Name and Ticker or
  Trading Symbol:            Momenta Pharmaceuticals Inc. (MNTA)

Signature:                   Stephen D. Arnold


                             By:    /s/ Kevin Littlejohn
                                ___________________________________________
                                    Kevin Littlejohn, Authorized Signatory






Joint Filer Name:            Jonathan A. Flint
Relationship to Issuer:      10% Owner, as managing member of
                             PVM III, the general partner of
                             PVP III, PVPEF III and PVPFF III (the reporting person disclaims beneficial ownership of the reported securities except to the extent of his pecuniary interest therein)

Address:                     1000 Winter Street, Suite 3350
                             Waltham, MA 02451
Designater Filer:            Polaris Venture Management Co. III, L.L.C.
Date of Event Requiring
  Statement:                 06/27/05
Issuer Name and Ticker or
  Trading Symbol:            Momenta Pharmaceuticals Inc. (MNTA)

Signature:                   Jonathan A. Flint


                             By:    /s/ Kevin Littlejohn
                                ___________________________________________
                                    Kevin Littlejohn, Authorized Signatory






Joint Filer Name:            Terrance G. McGuire
Relationship to Issuer:      10% Owner, as managing member of
                             PVM III, the general partner of
                             PVP III, PVPEF III and PVPFF III (the reporting person disclaims beneficial ownership of the reported securities except to the extent of his pecuniary interest therein)

Address:                     1000 Winter Street, Suite 3350
                             Waltham, MA 02451
Designater Filer:            Polaris Venture Management Co. III, L.L.C.
Date of Event Requiring
  Statement:                 06/27/05
Issuer Name and Ticker or
  Trading Symbol:            Momenta Pharmaceuticals Inc. (MNTA)

Signature:                   Terrance G. McGuire


                             By:    /s/ Kevin Littlejohn
                                ___________________________________________
                                    Kevin Littlejohn, Authorized Signatory






Joint Filer Name:            Alan G. Spoon
Relationship to Issuer:      10% Owner, as managing member of
                             PVM III, the general partner of
                             PVP III, PVPEF III and PVPFF III (the reporting person disclaims beneficial ownership of the reported securities except to the extent of his pecuniary interest therein)

Address:                     1000 Winter Street, Suite 3350
                             Waltham, MA 02451
Designater Filer:            Polaris Venture Management Co. III, L.L.C.
Date of Event Requiring
  Statement:                 06/27/05
Issuer Name and Ticker or
  Trading Symbol:            Momenta Pharmaceuticals Inc. (MNTA)

Signature:                   Alan G. Spoon


                             By:    /s/ Kevin Littlejohn
                                ___________________________________________
                                    Kevin Littlejohn, Authorized Signatory